UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019 (April 29, 2019)

OWL ROCK CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03  — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2019, Owl Rock Capital Corporation (the “Company”) filed Articles of Amendment (the “Amendment”) to its Articles of Amendment and Restatement. The following is a summary of the material terms of the Amendment:

Following the listing of the Company’s shares of common stock on a national securities exchange (an “Exchange Listing”), a shareholder will not be able to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber, without the prior written consent of the board of directors of the Company:

• any shares of the Company’s common stock held by such shareholder prior to the date of an Exchange Listing for 180 days following the Exchange Listing;

• two-thirds of the shares of the Company’s common stock held by such shareholder prior to the date of an Exchange Listing for 270 days following the Exchange Listing; and

• one-third of the shares of the Company’s common stock held by such shareholder prior to the date of an Exchange Listing for 365 days following the Exchange Listing.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment filed hereto as Exhibit 3.1.

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Owl Rock Capital Corporation (the “Company”) held its Annual Meeting of Shareholders on April 29, 2019 and submitted three matters to the vote of the shareholders. A summary of the matters voted upon by shareholders is set forth below.

1. Shareholders elected three members of the board of directors of the Company, each to serve until the 2022 annual meeting of Shareholders and until their successors are duly elected and qualified Directors. The following votes were taken in connection with this proposal:

Name	For	Against	Abstain	Broker Non-Votes
Edward D’Alelio	164,917,076	126,819	81,723	48,918,111
Alan Kirshenbaum	164,918,357	128,955	78,306	48,918,111
Craig W. Packer	164,922,629	124,683	78,306	48,918,111

2. Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 based on the following votes:

For	Against	Abstain	Broker Non-Votes
208,486,549	455,253	5,101,927	N/A

3. Shareholders approved an amendment to the Company’s existing charter to include a provision that would limit the transferability of shares of the Company’s common stock in the 365-day period following a listing of the Company’s common stock on a national securities exchange. The following votes were taken in connection with this proposal:

For	Against	Abstain	Broker Non-Votes
154,851,288	7,916,385	2,357,945	48,918,111

Item 9.01  — Financial Statements and Exhibits

(d) Exhibits.

3.1	Owl Rock Capital Corporation Articles of Amendment, dated April 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Capital Corporation

April 30, 2019	By:	/s/ Alan Kirshenbaum
		Name:	Alan Kirshenbaum
		Title:	Chief Operating Officer and Chief Financial Officer